             As filed with the Securities and Exchange Commission
                              on October 18, 2001

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [_]

     Check the appropriate box: [_]

[_]  Preliminary Proxy Statement          [_] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement

[_]     Definitive Additional Materials

[_]     Soliciting Material Under Rule 14a-12

                                 iSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


     -------------------------------------------------------------------------
     (5) Total fee paid:


     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

     -------------------------------------------------------------------------
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:

     -------------------------------------------------------------------------
     (4) Date Filed:

     -------------------------------------------------------------------------
                                 iSHARES, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 19, 2001

To the Shareholders of iShares, Inc.:

A special meeting of the shareholders of iShares, Inc. (the "Company") will be held on December 19, 2001 at 1:00 p.m. (Eastern Time) at the offices of the Company's administrator and transfer agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, for the following purposes:

(1) To elect six Directors to the Board of Directors of the Company, each of whom will serve until his respective successor is elected and qualified (all shareholders);

(2) To approve a new advisory agreement with Barclays Global Fund Advisors in order to effect a change to the fee structure (such change will not affect the net advisory fee or the total expenses payable by any Index Fund) (all shareholders);

(3) To approve a change to the Company's fundamental investment policy to permit each Index Fund to invest 25% or more of its total assets in a single issuer (all shareholders);

(4) To approve a change to the Company's fundamental investment policy with respect to industry concentration (all shareholders);

(5) To approve a change of the iShares MSCI Japan Index Fund from diversified to non-diversified (holders of the iShares MSCI Japan Index Fund only);

(6) To approve a change of the iShares MSCI United Kingdom Index Fund from diversified to non-diversified (holders of the iShares MSCI United Kingdom Index Fund only); and

(7) To transact such other business as may properly come before the special meeting or any adjournment thereof (all shareholders).

These proposals are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the special meeting in person. Shareholders of record at the close of business on September 26, 2001 have the right to vote at the special meeting. IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT THE SPECIAL MEETING MAY BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. WE ALSO ENCOURAGE YOU TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. HOLDERS OF AT LEAST ONE-THIRD OF THE OUTSTANDING SHARES OF EACH INDEX FUND OR THE COMPANY, AS THE CASE MAY BE, ARE REQUIRED TO BE PRESENT IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM FOR SUCH FUND OR THE COMPANY AT THE SPECIAL MEETING.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY OR VOTE OVER THE TELEPHONE OR THROUGH THE INTERNET PROMPTLY NO MATTER HOW MANY SHARES YOU OWN. IF YOU OWN SHARES IN MORE THAN ONE INDEX FUND, THERE IS A SEPARATE PROXY CARD FOR EACH INDEX FUND YOU OWN. IT IS ESSENTIAL THAT YOU VOTE EACH ENCLOSED PROXY.

Proxies may be voted by touchtone telephone by calling the telephone number on your voting instruction form or through the Internet at www.proxyvote.com. Voting by telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Company records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions, and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We understand that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2, 3 AND 4 AND THAT THE SHAREHOLDERS OF THE UNITED KINGDOM INDEX FUND AND JAPAN INDEX FUND VOTE IN FAVOR OF PROPOSALS 5 AND 6, RESPECTIVELY.

                                   By Order of the Board of Directors,

                                   R. Sheldon Johnson

                                   Secretary

         YOUR VOTE IS IMPORTANT.  PLEASE VOTE BY TELEPHONE OR THROUGH

                     THE INTERNET OR MARK, SIGN, DATE AND

           RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                October 15, 2001

                                 iShares, Inc.

                                 c/o PFPC Inc.
                             400 Bellevue Parkway
                          Wilmington, Delaware 19809
                           (800) iShares (474-2737)


Dear Shareholder:

A Special Meeting of Shareholders of iShares, Inc. will to be held at the offices of iShares, Inc.'s administrator and fund accounting agent, PFPC, Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809 on Wednesday, December 19, 2001 at 1:00 p.m., Eastern Time. The enclosed Notice of Special Meeting and Proxy Statement describes the election of Directors overseeing the Index Funds in which you are invested, the approval of a new advisory contract and other matters involving your Index Fund's fundamental investment policies. Shareholders of the iShares MSCI Japan Index Fund and iShares MSCI United Kingdom Index Fund are also being asked to consider the change of those Index Funds from diversified to non-diversified. Please review and consider these proposals carefully.

The Company's Board of Directors has reviewed and approved the nominees and believes their election to be in the best interest of shareholders. The Board has also reviewed and approved the other proposals to be voted on by shareholders. Accordingly, the Board recommends that you vote in favor of each nominee and in favor of each of the other proposals.

We encourage you to read the attached Proxy Statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of one or more of the Index Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided or vote by telephone or through the Internet. We realize that this Proxy Statement will take time to read, but your vote is very important.

Please call our proxy solicitor, Georgeson Shareholder Communications Inc. at 1-888-895-1826 if you have any questions. Your vote is important to us, no matter how many shares you own.

Thank you for your support.

                                         Sincerely,


                                         Nathan Most
                                         Chairman

QUESTIONS AND ANSWERS


                          YOUR VOTE IS VERY IMPORTANT

Q. What am I being asked to vote on at the upcoming special shareholder meeting on December 19, 2001?

A.   You are being asked to consider the following proposals:

     1.   The election of six Directors;

     2. The approval of a new Advisory Agreement which effects a change to the fee structure but which does not affect the net advisory fee or the total expenses payable by any Index Fund;

     3. The approval of a change to the fundamental investment policy with respect to the purchase of securities of a single issuer; and

     4.   The approval of a change to the concentration policy.

     Please note that if you are a shareholder of the iShares MSCI Japan Index Fund or iShares MSCI United Kingdom Fund, you are also being asked to consider the change of your Index Fund from diversified to non-diversified.

     More information about each of these proposals is contained in the attached proxy statement, which we encourage you to read carefully.

Q.   I am a small investor.  Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Company may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again.

Q.   Who are the nominees to be my Directors?

A. They are: Nathan Most, Richard K. Lyons, George G. C. Parker, John B. Carroll, Garrett F. Bouton and W. Allen Reed. Biographical information for the nominees is included in the attached proxy statement under Proposal 1.

Q.   Why is the new Advisory Agreement being proposed?

A. The new Advisory Agreement is being proposed because the Board believes that it would be desirable for the Company's fee structure to be simplified and for it to be similar to the fee structure of iShares Trust. More information on the proposed Advisory Agreement is included in the attached proxy statement under Proposal 2. The proposed Advisory Agreement is also included as Appendix A to the attached proxy statement.

Q. Why is the Index Funds' fundamental investment policy limiting investments in a single issuer to 25% being proposed to be eliminated?

A. The fundamental investment policy is being proposed to be eliminated because the Board believes that the restriction can cause frequent adjustments to an Index Fund's portfolio that adversely affect tracking and result in the incurrence of unnecessary transaction costs and taxable gains that would otherwise not have to be realized. More information about the elimination of the fundamental investment restriction regarding investments in a single issuer is included in the attached proxy statement under Proposal 3.

Q. Why is the Index Funds' industry concentration policy being proposed to be changed?

A. The concentration policy is proposed to be amended to make a conforming change in light of the proposed elimination of each Index Fund's fundamental investment policy regarding investments in a single issuer and to simplify it. The Board believes, based upon the Advisor's experience and recommendation, that an absolute cap on the percentage of an Index Fund's assets that can be invested in a single industry as a result of a single stock may result in frequent rebalancings of the Index Fund's portfolio which can adversely affect tracking, costs and the realization of capital gains. More information regarding the proposed change to the Index Funds' industry concentration policy is included in the attached proxy statement under Proposal 4.

Q. Why are shareholders of each of the iShares MSCI Japan Index Fund and the iShares MSCI United Kingdom Index Fund being asked to vote on changing their fund from diversified to non-diversified?

A. The proposed change from diversified to non-diversified is being proposed because the Board believes that the change will allow each fund to better track its benchmark index. The benchmark index of the iShares MSCI United Kingdom Fund is currently non-diversified and the Advisor believes that the benchmark index of the iShares MSCI Japan Fund may become non-diversified in the future. More information about the proposed changes from diversified to non-diversified is included in the attached proxy statement under Proposals 5 and 6.

Q.   How do the Board members recommend that I vote?

A. After careful consideration, the Board of Directors, including those who are not affiliated with the Company or the Advisor, recommend that you vote in favor of the proposed nominees for election as Directors and in favor of the other proposals you are considering.

Q.   Who gets to vote?

A. Any person who owned shares of an Index Fund on the "record date," which was the close of business on Wednesday, September 26, 2001 - even if you later sold your shares. You may cast one vote for each share you owned on the record date.

Q.   How can I vote?

A. You can vote your shares (i) by mail, using the enclosed proxy card, (ii) by touchtone telephone, by calling the telephone number on your voting instruction form, (iii) through the Internet at www.proxyvote.com, or (iv) in person at the special meeting. However you decide to vote, please take the time to read the full text of the proxy statement before you vote.

Q.   Who should I call if I have any questions about voting?

A. You can call our proxy solicitor, Georgeson Shareholder Communications Inc. at 1-888-895-1826.

                                PROXY STATEMENT


                                 iSHARES, INC.
                                 c/o PFPC Inc.
                             400 Bellevue Parkway
                          Wilmington, Delaware  19809
                           (800) iShares (474-2737)

                        _______________________________

                        SPECIAL MEETING OF SHAREHOLDERS
                               December 19, 2001

                       ________________________________


This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors of iShares, Inc. (the "Company") for use at the Company's special meeting of shareholders to be held at the offices of the Company's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, on December 19, 2001 at 1:00 p.m. (Eastern Time). The special meeting and any adjournment thereof are collectively referred to in this Proxy Statement as the "Meeting". The shares of each series of the Company (each an "Index Fund" and collectively the "Index Funds") are referred to in this Proxy Statement as "Shares".

The Board of Directors of the Company has fixed the close of business on September 26, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. The Company has engaged Georgeson Shareholder Communications Inc., 17 State Street, New York, New York 10004, to assist in soliciting proxies for the Meeting. The anticipated cost of the solicitation is expected to be approximately $114,000. It is expected that the solicitation of proxies will be primarily by mail, but may include communications by telephone, telegraph, facsimile, e-mail or personal interview. The Company will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement, the Notice of Special Meeting and the enclosed proxy card (the "Proxy") are expected to be distributed to shareholders of each Index Fund on or about October 19, 2001.

A Proxy is enclosed with respect to your Shares. The Proxy should be completed in full with respect to the matters affecting your Shares. If you own shares in more than one Index Fund, there is a separate Proxy for each Index Fund you own. Each Share is entitled to one vote.

If your Proxy is executed properly and returned the Shares represented by it will be voted at the Meeting in accordance with your instructions on the Proxy. If, however, no instructions are specified, the Shares will be voted `FOR' each proposal. If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed Proxy and mail it in the enclosed reply envelope.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT SEMI-ANNUAL REPORT AND ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S SEMI-ANNUAL REPORT AND ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY SENDING A WRITTEN REQUEST TO THE COMPANY AT THE ADDRESS PROVIDED ABOVE, OR BY CALLING (800) iShares (474-2737).

                           PROPOSALS TO BE VOTED ON

Proposal                                                 Voting Shareholders          Board Recommendation
--------                                                 -------------------          --------------------
1.  Election of Six Directors                             Each Index Fund              Recommends to vote "for"

2.  Approval of a New Advisory Agreement in order to
    Effect a Change to the Fee Structure that will not
    Affect the Net Advisory Fee or the Total Expenses
    of any Index Fund                                     Each Index Fund              Recommends to vote "for"

3.  Approval of Change to the Fundamental Investment
    Policy with Respect to the Purchase of Securities
    of a Single Issuer                                    Each Index Fund              Recommends to vote "for"

4.  Approval of Change to the Fundamental Investment
    Policy with Respect to the Concentration Policy       Each Index Fund              Recommends to vote "for"

5.  Approval of Change of iShares MSCI Japan Index        iShares MSCI Japan
    Fund From Diversified to Non-Diversified              Index Fund                   Recommends to vote "for"

6.  Approval of Change of iShares MSCI United Kingdom     iShares MSCI United
    Index Fund From Diversified to Non-Diversified        Kingdom Index Fund           Recommends to vote "for"

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     Registration                                Valid Signatures
                     ------------                                ----------------
Corporate Accounts

(1)  ABC Corp.                                           ABC Corp.
(2)  ABC Corp.                                           John Doe, Treasurer
(3)  ABC Corp.                                           John Doe
     c/o John Doe, Treasurer
(4)  ABC Corp. Profit Sharing Plan                       John Doe, Trustee

Trust Accounts

(1)  ABC Trust                                           Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d 12/28/78                                      Jane B. Doe

Custodial or Estate Accounts

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA                       John B. Smith
(2)  John B. Smith                                       John B. Smith, Jr., Executor

PROPOSAL 1: ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

Shareholders will vote at the Meeting to elect six Directors to the Board of Directors of the Company. Each Director so elected will hold office until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as Director is terminated as provided in the Company's governing documents. Normally, there will be no annual meeting of shareholders to elect Directors of the Company, except as required by the Investment Company Act of 1940 (the "1940 Act").

The Board of Directors is currently comprised of five individuals: Nathan Most, John B. Carroll, W. Allen Reed, Timothy A. Hultquist and Lloyd N. Morrisett. Messrs. Hultquist and Morrisett are not standing for re-election. The Board of Directors has nominated Messrs. Most, Carroll and Reed, and Garrett F. Bouton, Richard K. Lyons and George G.C. Parker for election as Directors at the Meeting. These individuals were selected by the Company's Nominating Committee, upon the recommendation of Barclays Global Fund Advisors, the Company's investment advisor ("BGFA" or the "Advisor"), and, upon the recommendation of the Nominating Committee, by the Board of Directors. The Nominating Committee is comprised of those Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. Messrs. Most, Lyons and Parker currently serve as Trustees of iShares Trust, another open-end registered investment company advised by BGFA. Messrs. Carroll and Reed, current members of the Board of Directors, have been nominated as Trustees of iShares Trust to serve with Messrs. Most, Lyons and Parker. The shareholders of iShares Trust are scheduled to vote on the election of trustees at a special meeting that will be held on November 15, 2001. If so elected to the Boards of both funds, the individuals nominated for election would oversee 68 separate portfolios in the iShares Fund Complex, which currently consists of 21 Index Funds of the Company and 47 series of iShares Trust. BGFA believes, and the Board of Directors has agreed, that shareholder interests can more effectively be represented by having the same individuals serve on the Boards of both BGFA-advised exchange traded funds. BGFA also advised the Nominating Committee and the Board that this arrangement should provide certain administrative efficiencies for BGFA.

The proxies named in the enclosed form of proxy will vote for the election of these nominees unless you withhold authority to vote for any of them in your proxy. The persons named above as nominees for election have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that any nominee will become unavailable for election, but if that should occur before the Meeting, proxies will be voted for such other person or persons as the Board of Directors may recommend.

The Directors, nominees for Director and Officers of the Company are listed below, together with their ages, respective positions and a brief statement of their principal occupations during the past five years. As of September 30, 2001, the executive officers and Directors of the Company, as a group beneficially owned less than 1% of the outstanding shares of each Index Fund.

                     Directors and Officers of the Company
                     -------------------------------------

                                                                    Principal Occupations
Name, Address and Age             Position with the Company and     During the Past Five Years and Other
                                  Length of Time Served             Directorships
--------------------------------------------------------------------------------------------------------------------
Nathan Most  *                    Director, President and           Consultant to various companies including the
P.O. Box 193                      Chairman of the Board since       Advisor; Senior Vice President (retired) (from
Burlingame, CA 94011-0193         1996, Nominee for Director        1992 to 1996) of the American Stock Exchange,
Age 87                                                              Inc.; President and CEO (retired) (from 1982 to
                                                                    1996) of AMEX Commodities Corporation.

John B. Carroll                   Director since 1996, Nominee      Director of Common Fund Institutional Funds and
520 Main Street                   for Director                      J.P. Morgan Private Equity Fund; Retired Vice
Ridgefield, CT 06877                                                President of Investment Management (from

                                                                    Principal Occupations
Name, Address and Age              Position with the Company and    During the Past Five Years and Other
                                   Length of Time Served            Directorships
--------------------------------------------------------------------------------------------------------------------
Age 66                                                              1984-2000) of GTE (Verizon) Corporation; former
                                                                    President of GTE (Verizon) Investment
                                                                    Management Corporation (1984 to 1997); Advisory
                                                                    Board member of Ibbotson Assoc. (since 1998);
                                                                    former Trustee and Member of the Executive
                                                                    Committee (since 1991) of The Common Fund, a
                                                                    non-profit organization;  Member of the
                                                                    Investment Committee (since 1988) of the TWA
                                                                    Pilots Annuity Trust Fund; former Vice Chairman
                                                                    and Executive Committee Member (since 1992) of
                                                                    the Committee on Investment of Employee Benefit
                                                                    Assets of the Financial Executive Institute;
                                                                    and Member  (since 1986) of the Pension
                                                                    Advisory Committee of the New York Stock
                                                                    Exchange.

W. Allen Reed                     Director since 1996, Nominee      President, CEO and Director (since 1994) of
President                         for Director                      General Motors Asset Management Corporation;
General Motors Investment                                           Chairman and CEO of the GM Trust Co.; Corporate
Management Corp.                                                    Vice President of General Motors Corporation;
767 Fifth Avenue                                                    Director (from 1995 to 1998) of Taubman
New York, NY 10153                                                  Centers, Inc. (a real estate investment trust);
Age 54                                                              Director (since 1992) of FLIR Systems (an
                                                                    imaging technology company);  Director (since
                                                                    1994) of General Motors Acceptance Corporation;
                                                                    Director (since 1994) of GMAC Insurance
                                                                    Holdings Inc.; Director (since 1995) of Global
                                                                    Emerging Markets Fund; Director of Temple
                                                                    Inland Industries (since 2000); Member (since
                                                                    2001) of the Pension Managers Advisory
                                                                    Committee of the New York Stock Exchange;
                                                                    Member (since 1995) of the New York State
                                                                    Retirement System Advisory Board; Chairman
                                                                    (since 1995) of the Investment Advisory
                                                                    Committee of Howard Hughes Medical Institute.

Richard K. Lyons                  Nominee for Director              Professor, University of California, Berkeley:
350 Barrows Hall                                                    Haas School of Business (since 1993); Member,
Haas School of Business                                             Council on Foreign Relations; Consultant:  IMF
UC Berkeley                                                         World Bank, Federal  Reserve Bank, European
Berkeley, CA 94720                                                  Commission and United Nations; Board of
Age 39                                                              Directors:  Matthews International Funds.

                                                                    Principal Occupations
Name, Address and Age            Position with the Company and      During the Past Five Years and Other
                                 Length of Time Served              Directorships
-------------------------------------------------------------------------------------------------------------------
George G.C. Parker                Nominee for Director              Associate Dean for Academic Affairs, Director
Graduate School of Business                                         of MBA Program, Professor, Stanford University:
Stanford University                                                 Graduate School of Business (since 1988);
521 Memorial Way                                                    formerly, Director of Executive Education,
Room K301                                                           Stanford Business School (1979-1988); Board of
Stanford, CA 94305                                                  Directors:  Affinity Group, Bailard, Biehl and
Age 60                                                              Kaiser, Inc., California Casualty Group of
                                                                    Insurance Companies, Continental Airlines,
                                                                    Inc., Community First Financial Group,
                                                                    Dresdner/RCM Mutual Funds, H. Warshow & Sons,
                                                                    Inc.

Garrett F. Bouton *               Nominee for Director              Global Chief Executive of Barclays Global
Barclays Global Investors                                           Investors, N.A. for the Individual Investor
45 Fremont Street                                                   Markets and Regional Chief Executive Officer -
San Francisco, CA 94105                                             Canada, Australia & Southeast Asia; member of
Age 56                                                              Barclays Global Investors, N.A.'s Global
                                                                    Management Committee; Chairman of the Advisor;
                                                                    Director of Barclays Global Investors, N.A. and
                                                                    several affiliates; Chief Executive Officer of
                                                                    ARBI Assets prior to 1996.

Timothy A. Hultquist              Director since 1996               Advisory Director (since 1995) of Morgan
Advisory Director                                                   Stanley & Co. Incorporated; Chairman (since
Morgan Stanley & Co.,                                               1994) and Trustee (since 1985) of the Board of
Incorporated                                                        Trustees of Macalester College; Treasurer and
1221 Avenue of the Americas                                         Trustee (since 1995) of Russell Sage
30th Floor                                                          Foundation; Member (since 1994) of Wilmer Eye
New York, NY 10020                                                  Institute Advisory Counsel at Johns Hopkins
Age 51                                                              University Hospital; President (since 1992) of
                                                                    the Hultquist Foundation; Chairman, Council of
                                                                    Board Chairmen of Independent Colleges.

Lloyd N. Morrisett                Director since 1996               President (retired) of The John and Mary R.
Children's Television Workshop                                      Markle Foundation (from 1969 to 1998); Chairman
One Lincoln Plaza, 4th Floor                                        (since 1970) of the Children's Television
New York, NY 10023                                                  Workshop; Chairman (since 1998)  and Director
Age 71                                                              (since 1994) of Infonautics Corporation;
                                                                    Trustee (since 1996) of RAND; Director (since
                                                                    1976) of Haskins Laboratories, Inc.; Director
                                                                    (1990 - January 1997) of the Multimedia
                                                                    Corporation; Director (since 1992) of
                                                                    Classroom, Inc.; Director (since 1995) of Smith
                                                                    College Center for the Study of Social and
                                                                    Political Change; Director (since 1998) of
                                                                    Public Agenda Foundation; Member of Board of
                                                                    Overseers (from 1995 to 1998) of Dartmouth
                                                                    School of Medicine; Member (since 1968) of the
                                                                    Council on Foreign Relations; and Member (since
                                                                    1970) of the American Association for the

                                                                    Principal Occupations
Name, Address and Age            Position with the Company and      During the Past Five Years and Other
                                 Length of Time Served              Directorships
-----------------------------------------------------------------------------------------------------------------------
                                                                    Advancement of Science.

Stephen M. Wynne                  Treasurer since 1996              Executive Vice President with PFPC Inc.
Executive Vice President                                            (since 1993); Director of each of PFPC Worldwide,
PFPC Inc.                                                           Inc. (since 2000) PFPC Inc. (since 1999), PFPC
400 Bellevue Parkway                                                Trust Company (since 1998), PFPC Corporation
Wilmington, DE 19809                                                (since 1999), PFPC International Ltd.
Age 46                                                              (Dublin) (since 2000) and PFPC International
                                                                    (Cayman) Ltd.; (since 1996) Member of Professional
                                                                    and Academic Advisory Boards of Widener University's
                                                                    School of Business Administration and Accounting and
                                                                    Taxation Department.

R. Sheldon Johnson                Secretary since 1996              Managing Director, Global Equity Derivatives,
Managing Director                                                   Morgan Stanley & Co. Incorporated (since 1988).
Morgan Stanley & Co.,
Incorporated
1585 Broadway
New York, NY 10036
Age 53

* Mr. Most is an "interested" Director, as defined in the 1940 Act, by reason of his position as President of the Company. If elected, Mr. Bouton will be an "interested" Director by reason of his affiliation with the Advisor.

During the fiscal year ended August 31, 2001, there were four regular meetings and one special meeting of the Board of Directors.

The Company has a Nominating Committee, comprised of Messrs. Carroll, Hultquist, Morrisett and Reed. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the fiscal year ended August 31, 2001, there was one meeting of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

The Company has an Audit Committee, comprised of Messrs. Carroll, Hultquist, Morrisett and Reed. The Audit Committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Company's financial operations. During the fiscal year ended August 31, 2001, there were two meetings of the Audit Committee.

The Company has a Pricing Committee, comprised of Messrs. Carroll, Hultquist, Morrisett and Reed. The Pricing Committee determines the fair value of portfolio securities of the Company between Board meetings, as necessary. However, the Advisor normally determines the fair value of securities for which there are no market quotations pursuant to procedures approved by the Board, and such valuations are reviewed by the Board at its regular meetings. During the fiscal year ended August 31, 2001, there were no meetings of the Pricing Committee.

If Messrs. Bouton, Lyons and Parker are elected to serve as Directors, the Board of Directors is expected to reconstitute each of the Committees shortly after the Meeting. It is anticipated that Messrs. Lyons and Parker will join Messrs. Reed and Carroll as members of the Audit, Nominating and Pricing Committees.

The table below sets forth the compensation earned by the Directors of the Company for the fiscal year ended August 31, 2001. No officer of the Company is entitled to any compensation, and no officer or Director is entitled to any pension or retirement benefits, from the Company. As of August 31, 2001, the Fund Complex consisted of the Company and iShares Trust.

                                                                                                          Total
                                                       Pension or                                       Compensation
                                                       Retirement                                       from Company
                           Aggregate                Benefits Accrued         Estimated Annual              and Fund
   Name of Person         Compensation               as Part of Fund          Benefits Upon             Complex Paid to
    And Position          from Company                  Expenses               Retirement                 Directors
------------------------------------------------------------------------------------------------------------------------
Nathan Most, *               $67,500                      None                 None                       $  121,500**
Director, President
and Chairman of the
Board

John B. Carroll,             $45,000                      None                 None                       $   45,000
Director

W. Allen Reed,               $45,000                      None                 None                       $   45,000
Director

Timothy A.                   $45,000                      None                 None                       $   45,000
Hultquist, Director

Lloyd N. Morrisett,          $45,000                      None                 None                       $   45,000
Director

* Mr. Most is an "interested" Director, as defined in the 1940 Act, by reason of his position as President of the Company.

** Mr. Most received $54,000 as Trustee of iShares Trust.


Independent Accountants


On April 24, 2001, the Board of Directors, upon the recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ended August 31, 2001. Ernst & Young LLP was the independent auditor for the Company for the fiscal year ended August 31, 2000 and resigned on April 10, 2001. Ernst & Young LLP's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years, there have not been any disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. It is anticipated that PricewaterhouseCoopers LLP will provide the same level of service to the Company as was provided by Ernst & Young LLP. PricewaterhouseCoopers LLP has advised the Company that, to the best of its knowledge and belief, as of the record date, no PricewaterhouseCoopers LLP professional had any direct or material indirect ownership interest in the Company inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of PricewaterhouseCoopers LLP and Ernst & Young LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Company is not seeking shareholder ratification of the selection of PricewaterhouseCoopers LLP as independent auditors.

The following table shows the aggregate fees PricewaterhouseCoopers LLP billed to the Company, the Company's Advisor and affiliates of the Advisor that provide services to the Company for its professional services rendered for the fiscal year ended August 31, 2001. The Audit Committee has considered whether the provision of services, of the type listed below under Financial Information Systems Design and Implementation Fees and All Other Fees, is compatible with maintaining the independent auditor's independence.

                                           Company              Advisor and Affiliates that
                                                               Provide Services to the Company
-----------------------------------------------------------------------------------------------------------
Audit Fees                                    $231,000                  *
Financial Information Systems
Design and Implementation Fees                $0                       $0
All Other Fees                                $136,500                 $5,984,650

* Audit Fees billed to the Advisor and Affiliates that Provide Services to the Company are included under the caption "All Other Fees."

REQUIRED VOTE

In the election of Directors to the Board of Directors of the Company, the candidates receiving a plurality of votes cast at the Meeting in person or by proxy by all shareholders voting as a single class, if a quorum is present, will be elected. To the extent that any nominee is not elected as a Director by shareholders but is elected as a trustee of iShares Trust, the Company and iShares Trust will have different boards and the Board of Directors will consider whether to take any action.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

PROPOSAL 2.  APPROVAL OF A NEW ADVISORY AGREEMENT

At a September 25, 2001 Special Meeting of the Board of Directors of the Company, the Board considered and approved, and recommended to shareholders for their approval, a new Advisory Agreement (the "Proposed Advisory Agreement"), between the Company and BGFA. The current Advisory Agreement with BGFA, dated as of May 8, 2000 (the "Current Advisory Agreement"), was last submitted to shareholders at a special meeting of shareholders held on May 5, 2000 for their approval of certain amendments to the agreement. A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Appendix A and is marked to show changes from the Current Advisory Agreement, other than stylistic changes and changes reflecting the current names of the Index Funds. The Proposed Advisory Agreement would not change any of the terms of the Current Advisory Agreement, except for the fee arrangements described below and certain stylistic changes. According to the terms of both the Proposed and Current Advisory Agreements, the Advisor, subject to the supervision of the Board and in conformity with the stated investment policies of each Index Fund, manages the investments of each Index Fund's assets. At a July 24, 2001 Board meeting, the Board approved the addition of the iShares MSCI Pacific Ex-Japan Index Fund to the Company. This Index Fund has not yet commenced operations. Appendix B sets forth the amount of fees paid to the Advisor, on behalf of each Index Fund, for the fiscal year ended August 31, 2001.

The Proposed Advisory Agreement

Under the Current Advisory Agreement, the Company pays the Advisor an annual gross investment advisory fee as set forth on Schedule A to Appendix A, less the aggregate of an Index Fund's fees and expenses, other than (i) expenses of the Index Fund incurred in connection with the execution of portfolio securities transactions on behalf of such Index Fund, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense, and
(vi) the advisory fee payable to the Advisor thereunder.  The Current

Advisory Agreement also provides that the Advisor shall reimburse the Company to the extent that the expenses of any Index Fund (after subtracting the expenses set forth in the preceding sentence) exceed the amount calculated based on the rate set forth in Schedule A to Appendix B with respect to such Index Fund. Under the Proposed Advisory Agreement, each Index Fund will pay the Advisor the entire gross advisory fee calculated based on the rate set forth on Schedule A to Appendix A, which is the same amount as under the Current Advisory Agreement. The Advisor will pay all expenses incurred by the Company, other than the expenses enumerated above. The reimbursement provision in the Current Advisory Agreement is not included in the Proposed Advisory Agreement since the Advisor is directly responsible for all expenses of the Company under the Proposed Advisory Agreement (other than the enumerated expenses) and the reimbursement provision is thus unnecessary. It should be noted that neither the net advisory fee nor the total expenses of any Index Fund will change as a result of the change to the fee structure in the Proposed Advisory Agreement. However, the presentation of the Company's expenses will change if the Proposed Advisory Agreement is approved. Unless one of the special categories of expenses referred to above is relevant to an Index Fund, it will have only two expense lines - advisory fees and Rule 12b-1 fees (rather than separate expense lines for non-advisory expenses as at present).

Reasons for the Board of Directors Recommendation

After carefully considering the information presented to them, the Board of Directors, including the Directors who are not "interested persons" as defined in the 1940 Act, determined that the Proposed Advisory Agreement was in the best interests of the Company and each Index Fund, and voted to approve and recommend the Proposed Advisory Agreement to shareholders. The Board believed that it would be desirable for the Company's fee structure to be simplified and for it to be similar to the fee structure for iShares Trust, another investment company advised by the Advisor that offers iShares funds. The Board also believed that the prospectus disclosure of the fee arrangements in the Proposed Advisory Agreement would be easier for investors to understand. The Board noted that under the Proposed Advisory Agreement, it would be theoretically possible for the Company to be liable to pay expenses to service providers in the event of the insolvency of BGFA. The Board does not believe this to be a material risk. The Board also noted that the proposed Advisory Agreement would not affect the net fees payable to the Advisor by, or the total expenses of, any Index Fund.

Affiliated Brokerage

For the fiscal year ended August 31, 2001, the Company paid $1,411,523 in aggregate brokerage commissions. During that fiscal year, certain portfolio transactions were executed through Morgan Stanley & Co. Incorporated ("MS&Co."), an affiliated broker of the Company due to the Company Secretary's position as a Managing Director of MS&Co. As a percentage of aggregate brokerage commissions paid during the fiscal year, MS&Co. received 14.3% of the aggregate dollar amount ($201,691).

Additional Information About the Advisor

The Advisor is a California corporation and a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI") located at 45 Fremont Street, San Francisco, California, 94105, which in turn is wholly owned indirectly by Barclays Bank PLC located at 54 Lombard Street, London, EC3P3AH, United Kingdom. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940. As of May 31, 2001, the Advisor and its affiliates managed assets aggregating in excess of $785 billion. The directors and principal executive officers and their positions with the Advisor are set forth below:

Name                                    Principal Occupation
----------------------------------------------------------------------------------------------------
Garrett F. Bouton                       Chairman of BGFA and Director of BGI
Patricia C. Dunn                        Director of BGFA and Chairman and Director of BGI
Alison Davis                            Officer of BGFA and Chief Financial Officer of BGI
Andrea M. Zulberti                      Director of BGFA and Chief Administrative Officer of BGI
Joanne T. Medero                        Secretary
Theda R. Haber                          Assistant Secretary
Terri L. Slane                          Assistant Secretary

The Advisor also acts as investment advisor or sub-advisor for a number of investment companies and portfolios, including three international equity index funds. Information concerning the following international equity index funds that have investment objectives similar to those of certain Index Funds, each of which is either advised or sub-advised by the Advisor, is set forth below:


                            Advisor's Role    Net Assets as
                            in Management     of August 31,
Fund and Portfolio           of Fund and           2001          Contractual     Advisory/Sub-Advisory       Fee
Names                         Portfolios                         Arrangement
----------------------------------------------------------------------------------------------------------------------
MIP                            Advisor        $ 93,642,246       0.25% of net assets (Advisor responsible for payment
International Index Fund                                         of most expenses of Fund)

----------------------------------------------------------------------------------------------------------------------
iShares S&P Global 100         Advisor        $ 46,216,000       0.40% of Fund's assets (Advisor responsible for
 Index Fund                                                      payment of most expenses of Fund)
----------------------------------------------------------------------------------------------------------------------
iShares S&P Europe 350         Advisor        $178,003,000       0.60% of Fund's assets (Advisor responsible for
 Index Fund                                                      payment of most expenses of Fund)
----------------------------------------------------------------------------------------------------------------------
iShares S&P / TSE 60           Advisor        $  6,681,000       0.50% of Fund's assets (Advisor responsible for
 Index Fund                                                      payment of most expenses of Fund)
----------------------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Index        Advisor        $272,888,000       0.35% of Fund's assets (Advisor responsible for
 Fund                                                            payment of most expenses of Fund)
E*Trade                      Sub-Advisor      $  9,787,700       0.20% of net assets of first $200 million; plus
Global Titan Index Fund                                          0.15% of net assets of the next $300 million; plus
                                                                 0.12% of net assets thereafter ($75,000 per year
                                                                 minimum)

State Farm                   Sub-Advisor      $164,591,955       0.35% of net assets of first $50 million; plus 0.30%
International Equity Fund                                        of net assets of next $50 million; plus 0.20% of net
                                                                 assets thereafter; minus the fund's custody fees

REQUIRED VOTE

The approval of Proposal 2 in respect of an Index Fund requires the affirmative vote of a majority of the shares of the Index Fund, as defined in the 1940 Act, outstanding and entitled to vote at the Meeting. Under the 1940 Act, this means
(i) 67% or more of the voting securities of the Index Fund present at the Meeting, in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Index Fund (a "1940 Act Majority"). In the event that Proposal 2 does not receive the required vote from the shareholders of any Index Fund, the Current Advisory Agreement will continue in effect with respect to such Index Fund, and the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Advisor.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

PROPOSAL 3: APPROVAL OF CHANGE TO THE FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN A SINGLE ISSUER

Each Index Fund currently has a fundamental investment policy stating that it will not purchase a security (other than obligations of the United States Government, its agencies and instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. The Board believes that the removal of this fundamental policy is in the best interests of shareholders because the restriction can cause frequent adjustments to an Index Fund's portfolio that adversely affect tracking and result in the incurrence of unnecessary transaction costs and the realization of taxable gains that would otherwise not have to be realized. The benchmark indices of several of the Index Funds (e.g.,
                                                                           ----
Sweden and Brazil as of August 31, 2001) have greater than 25% weightings in the securities of one issuer and the benchmark indices of a number of other Index Funds have had such weightings in the past or may do so in the future. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), an Index Fund must generally ensure that, as of each fiscal quarter end, no more than 25% of its total assets are invested in the securities of any one issuer. The current fundamental policy requires that each Index Fund comply with the 25% restriction every day instead of only at fiscal quarter ends, resulting in an unnecessary burden on managing the Index Funds. In light of the Code requirement, BGFA does not expect an Index Fund's investment in the securities of a single issuer to exceed 25% as of each fiscal quarter end.

REQUIRED VOTE

The approval of Proposal 3 in respect of an Index Fund requires a 1940 Act Majority of the shares of the Index Fund, outstanding and entitled to vote at the Meeting. In the event that Proposal 3 does not receive the required vote from the shareholders of any Index Fund, the current fundamental investment policy will continue in effect with respect to such Index Fund, and the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Advisor.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

PROPOSAL 4:  APPROVAL OF CHANGE TO INDUSTRY CONCENTRATION POLICY

The current industry concentration policy of each Index Fund is that:

     With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if an investment in the stock of a single issuer would account for more than 25% of the Index Fund's assets, that Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above.

In light of the proposed elimination, discussed in Proposal 3, of the fundamental policy limiting the investment of an Index Fund in a single issuer (other than obligations of the United States Government, its agencies and instrumentalities) to 25% of the Index Fund's total assets, the Board of Directors has approved, and recommends to shareholders for their approval, a simplified concentration policy as follows:

     No Index Fund will concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, an Index Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that each Index Fund will comply with the
                 --------
     diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

The proposed change would permit an Index Fund to invest more than 25% of its assets in a single issuer, subject to its general need (in order to qualify as a regulated investment company as defined in Subchapter M of the Code) to ensure that investments in a single issuer do not exceed 25% of its total assets as of any fiscal quarter end. The Advisor recommended this change to the Board based on its experience that having an absolute cap on the percentage that may be invested in a single issuer was resulting in the need to rebalance certain Index Funds' portfolios far more frequently than required in order to comply with the Code requirements. The Board believes that the proposed change is in the best interests of shareholders because such frequent rebalancings can adversely affect tracking, costs, and the realization of capital gains.

In addition, the Advisor recommended, and the Board agreed, that it would be in the Company's best interests to have a simpler concentration policy that would be more readily understood by shareholders. It should be noted that, in certain cases, it may not be practicable for an Index Fund to concentrate to the same extent as its benchmark Morgan Stanley Capital International ("MSCI") Index because a single stock has a greater than 25% weighting in the benchmark index and is the only stock in the relevant industry in such index. Concentration in that stock would cause the Index Fund to violate the Code diversification requirements noted above. This is no different than the situation under the Index Funds' current concentration policies.

REQUIRED VOTE

The approval of Proposal 4 in respect of an Index Fund requires a 1940 Act Majority of the shares of the Index Fund, outstanding and entitled to vote at the Meeting. In the event that Proposal 4 does not receive the required vote from the shareholders of any Index Fund, the current fundamental investment policy will continue in effect with respect to such Index Fund, and the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Advisor.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

PROPOSALS TO CHANGE EACH OF THE JAPAN AND UNITED KINGDOM INDEX FUNDS FROM DIVERSIFIED TO NON-DIVERSIFIED

The iShares MSCI Japan Index Fund and the iShares MSCI United Kingdom Index Fund are diversified open-end investment companies for purposes of the 1940 Act. Under the 1940 Act, a "diversified company" must meet the following requirements: at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. At the Meeting, shareholders of the iShares MSCI Japan Index Fund and iShares MSCI United Kingdom Index Fund will be asked to approve a proposal to change each of these Index Funds from a diversified company to a non-diversified company. A non-diversified company is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund typically provides less stable investment returns than a diversified fund. Change to non-diversified status would provide greater discretion to the Advisor to enter into more concentrated positions with respect to individual investments. Each Index Fund, regardless of whether classified as diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, in order to relieve it of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. To so qualify, each Index Fund must, among other things, diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Index Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities with respect to which the Index Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Index Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Index Fund's assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). As discussed below, the provisional MSCI United Kingdom Index is currently non-diversified, and the Advisor believes that the provisional MSCI Japan Index may become non-diversified in the future. Under the 1940 Act and the regulations thereunder, if a fund that is classified as "non-diversified" for purposes of the 1940 Act is in fact diversified for such purposes for a three year period, it will revert to "diversified" status automatically.

These proposals were submitted to shareholders of both Index Funds at a meeting held in May 2000. However, because the required votes were not obtained, they were not approved. Accordingly, the Board of Directors is resubmitting these proposals to shareholders of the iShares MSCI Japan Index Fund and the iShares MSCI United Kingdom Index Fund.

PROPOSAL 5: APPROVAL OF CHANGE OF iSHARES MSCI JAPAN INDEX FUND FROM DIVERSIFIED TO NON-DIVERSIFIED

(Applies Only to Holders of Shares of the iShares MSCI Japan Index Fund)

The Advisor proposed, and the Board of Directors has approved and recommended to shareholders of the iShares MSCI Japan Index Fund, the proposed change to a non-diversified company in light of potential changes in the Japanese securities markets and in the provisional MSCI Japan Index, which is the iShares MSCI Japan Index Fund's benchmark. The Advisor does not intend to cause the iShares MSCI Japan Index Fund to invest in a non-diversified portfolio if the benchmark index does not become non-diversified. However, the proposed change will increase the iShares MSCI Japan Index Fund's investment flexibility and is expected to improve its ability to track the provisional MSCI Japan Index, should that index become non-diversified in the next three years.

While the iShares MSCI Japan Index Fund uses a portfolio sampling technique and does not normally invest in all of the securities in the provisional MSCI Japan Index, it typically holds a representative subset of those securities. The Advisor and the Directors believe that it is appropriate for shareholders to vote on this matter at the upcoming Meeting to avoid the possible expense and distraction of holding another Special Meeting of Shareholders of the iShares MSCI Japan Index Fund in the near term in the event the benchmark index becomes non-diversified. As noted above, the iShares MSCI Japan Index Fund will revert to "diversified" status three years after the proposed change if it continues to be operated as a diversified company throughout such period.

REQUIRED VOTE

The approval of Proposal 5 requires the affirmative vote of the holders of a 1940 Act Majority of the iShares MSCI Japan Index Fund. In the event that Proposal 5 does not receive the affirmative vote of a 1940 Act Majority of the iShares MSCI Japan Index Fund, the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Advisor.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE iSHARES MSCI JAPAN INDEX FUND VOTE "FOR" PROPOSAL 5.

PROPOSAL 6: APPROVAL OF CHANGE OF THE iSHARES MSCI UNITED KINGDOM INDEX FUND FROM DIVERSIFIED TO NON-DIVERSIFIED

(Applies Only to Holders of Shares of the iShares MSCI United Kingdom Index
Fund)

The Advisor proposed, and the Board of Directors has approved and recommended to shareholders of the iShares MSCI United Kingdom Index Fund, the proposed change to a non-diversified company in light of recent changes in the British securities markets and in the provisional MSCI United Kingdom Index, which is the iShares MSCI United Kingdom Index Fund's benchmark. The proposed change will increase the iShares MSCI United Kingdom Index Fund's investment flexibility and is expected to improve its ability to track the provisional MSCI United Kingdom Index, which is currently non-diversified. The requirement that the iShares MSCI United Kingdom Index Fund operate as a diversified company has made it more difficult for the iShares MSCI United Kingdom Index Fund to track closely the performance of its benchmark index. While the iShares MSCI United Kingdom Index Series uses a portfolio sampling technique and does not normally invest in all of the securities in the provisional MSCI United Kingdom Index, it typically holds a representative subset of those securities, including significant positions in securities that have index weightings of more than 5%. As a result of developments in the British securities markets since the inception of the iShares MSCI United Kingdom Index Fund, particularly the creation by merger of BPAmoco p.l.c., Vodafone AirTouch PLC, Glaxosmithkline plc and Astra Zeneca plc, the number of companies in the benchmark index with a weighting of greater than 5% has increased to four, having an aggregate index weighting of 33.77% (as of August 31, 2001) from two having a total weight of 10.36% (as of March 7, 1996). The Board considered these developments and the Advisor's belief that there is a material risk that the benchmark index will become even more non-diversified in the future. The Board believes that the proposed change is in the best interests of shareholders and recommends it for shareholder approval.

REQUIRED VOTE

The approval of Proposal 6 requires the affirmative vote of a 1940 Act Majority of the iShares MSCI United Kingdom Index Fund. In the event that Proposal 6 does not receive the affirmative vote of a 1940 Act Majority of the iShares MSCI United Kingdom Index Fund, the Board of Directors will consider other actions that may be taken, including such proposals as may be recommended by the Advisor.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE iSHARES MSCI UNITED KINGDOM INDEX FUND VOTE "FOR" PROPOSAL 6.


                               VOTING INFORMATION

RECORD DATE. Only shareholders of record at the close of business on September 26, 2001, will be entitled to vote at the Meeting. On that date, the number of outstanding Shares were as follows:

         Series                             Number of Shares Outstanding
         ------                             ----------------------------
         Australia                                   6,400,000
         Austria                                     1,400,030
         Belgium                                      840,030
         Brazil (Free)                               1,250,000
         Canada                                      2,400,000
         EMU                                         1,600,000
         France                                      3,000,000
         Germany                                     7,800,000
         Hong Kong                                   5,926,000
         Italy                                       1,950,000
         Japan                                       60,600,000
         Malaysia (Free)                             18,825,030
         Mexico (Free)                               3,000,030
         Netherlands                                 1,300,000
         Singapore (Free)                            14,300,000
         South Korea                                 2,850,000

         Series                             Number of Shares Outstanding
         ------                             ----------------------------
         Spain                                       1,275,000
         Sweden                                       825,000
         Switzerland                                 2,501,000
         Taiwan                                      12,500,000
         United Kingdom                              7,801,000

QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, or in the event a quorum is present at the Meeting but sufficient vote to approve the proposals are not received, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of any adjournment, and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A quorum is constituted with respect to an Index Fund or the Company, as the case may be, by the presence in person or by proxy of the holders of more than one-third of the outstanding voting securities of such Index Fund or the Company, as the case may be. A quorum must be present at the meeting with respect to the Company or an Index Fund with respect to each proposal to be acted upon for the Company or such Index Fund. For example, a quorum must be present for the iShares MSCI Japan Index Fund for a vote to be held for that Index Fund with respect to Proposals 2, 3, 4 and 5. Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or to represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Shares represented by broker non-votes are treated as being present for purposes of determining a quorum. A vote cast does not include an abstention or the failure to vote for or against any proposal. Therefore, for purposes of determining the affirmative vote of a "1940 Act Majority" or a "majority of the outstanding shares" in respect of Proposals 2, 3, 4, 5 and 6, an abstention or the failure to vote, including a broker non-vote, although counted toward the determination of a quorum, will be the equivalent of a vote against the proposal. However, in the case of Proposal 1, abstentions and broker non-votes will be counted toward the determination of a quorum, but will have no effect on the approval of the Proposal because Proposal 1 requires a plurality of the votes cast and abstentions and broker non-votes will not be considered as votes cast.

ANNUAL MEETINGS. Consistent with its By-laws and Maryland law the Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.

                         OTHER SHAREHOLDER INFORMATION

As of September 14, 2001, the name, address and percentage ownership of each participant in The Depository Trust Company ("DTC Participant") that owned of record 5% or more of the outstanding shares of each Index Fund were as follows:

iShares MSCI Index Fund                    Name and Address                              Percentage of Ownership
-----------------------                    ----------------                              -----------------------
Australia                                  Chase Manhattan Bank                                    52.77%
                                           One Chase Manhattan Plaza
                                           New York, NY  10081

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------
                                           Deutsche Bank                                              6.44%
                                           130 Liberty Street
                                           New York, NY  10005

                                           Bank of New York                                           5.94%
                                           One Wall Street
                                           New York, NY  10286

                                           Brown Bros. Harriman & Co.                                 5.63%
                                           59 Wall Street
                                           New York, NY  10005

Austria                                    Merrill Lynch Pierce Fenner & Smith Inc.                  27.36%
                                           Safekeeping
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Salomon Smith Barney Inc.                                 13.72%
                                           333 West 34/th/ Street, 3/rd/ Floor
                                           New York, NY  10001

                                           Citibank/Private Banking                                   6.67%
                                           One Court Square, 22/nd/ Floor
                                           Long Island City, NY  11120

                                           Brown Bros. Harriman & Co.                                 5.86%
                                           59 Wall Street
                                           New York, NY  10005

                                           Swiss American Securities, Inc.                            5.29%
                                           12 E. 49/th/ Street
                                           New York, NY  10017

                                           Wilmington Trust Co.                                       5.09%
                                           Rodney Square North
                                           Wilmington, DE  19890

                                           Chase Manhattan Bank                                       5.02%
                                           One Chase Manhattan Plaza
                                           New York, NY  10081

                                           Morgan Stanley & Co.                                       5.01%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

Belgium                                    Merrill Lynch Pierce Fenner & Smith Inc.                  21.78%
                                           Safekeeping
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Spear, Leeds & Kellogg                                     7.73%
                                           120 Broadway, 5/th/ Floor
                                           New York, NY  10006

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------
                                           Salomon Smith Barney Inc.                                  7.72%
                                           333 West 34/th/ Street, 3/rd/ Floor
                                           New York, NY  10001

                                           Morgan Stanley & Co.                                       7.26%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Citibank/Private Banking                                   6.89%
                                           One Court Square, 22/nd/ Floor
                                           Long Island City, NY  11120

                                           Bank of New York                                           5.75%
                                           One Wall Street
                                           New York, NY  10286

Brazil (Free)                              Brown Bros. Harriman & Co.                                22.24%
                                           59 Wall Street
                                           New York, NY  10005

                                           State Street Bank & Trust                                 19.96%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

                                           Merrill Lynch Pierce Fenner & Smith Inc.                  18.61%
                                           Safekeeping
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Morgan Stanley & Co.                                      12.26%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Boston Safe Deposit & Trust Co.                            8.03%
                                           One Caboat Road
                                           Medford, MA  02155

Canada                                     Merrill Lynch Pierce Fenner & Smith Inc.                  25.01%
                                           Safekeeping
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Salomon Smith Barney Inc.                                 14.99%
                                           333 West 34/th/ Street, 3/rd/ Floor
                                           New York, NY  10001

                                           Charles Schwab & Co., Inc.                                 9.91%
                                           Newport Financial Center
                                           111 Pavonia Avenue East, 3/rd/ Floor
                                           Jersey City, NJ  07310

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------

EMU                                        Merrill Lynch Pierce Fenner & Smith Safekeeping           28.66%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Salomon Smith Barney Inc.                                 13.21%
                                           333 West 34/th/ Street, 3/rd/ Floor
                                           New York, NY  10001

                                           Brown Bros. Harriman & Co.                                 8.78%
                                           59 Wall Street
                                           New York, NY  10005

                                           Bank of New York                                           8.74%
                                           One Wall Street
                                           New York, NY  10286

                                           Morgan Stanley & Co.                                       7.97%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Swiss American Securities, Inc.                            5.58%
                                           12 E. 49/th/ Street
                                           New York, NY  1017

                                           Charles Schwab & Co., Inc.                                 5.46%
                                           Newport Financial Center
                                           111 Pavonia Avenue East, 3rd Floor
                                           Jersey City, NJ  07310

France                                     State Street Bank & Trust Company                         17.04%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

                                           Merrill Lynch Pierce Fenner & Smith Safekeeping           10.08%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Bank of New York                                           8.48%
                                           One Wall Street
                                           New York, NY  10286

                                           Citibank, N.A.                                             7.38%
                                           1410 Westshore Blvd.
                                           Tampa, FL  33607

                                           Brown Bros. Harriman & Co.                                 6.62%
                                           59 Wall Street
                                           New York, NY  10005

Germany                                    State Street Bank & Trust Company                         10.01%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------

                                           Schwab (Charles) & Co., Inc.                               6.65%
                                           Newport Financial Center
                                           111 Pavonia Avenue East, 3/rd/ Floor
                                           Jersey City, NJ  07310

                                           Witter (Dean) Reynolds, Inc.                               6.26%
                                           New York, NY  10048

                                           Brown Bros. Harriman & Co.                                 5.68%
                                           59 Wall Street
                                           New York, NY  10005

                                           Bank of New York                                           5.66%
                                           One Wall Street
                                           New York, NY  10286

                                           Merrill Lynch Pierce Fenner & Smith Safekeeping            5.43%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

Hong Kong                                  Salomon Smith Barney Inc.                                 10.40%
                                           333 West 34/th/ Street, 3/rd/ Floor
                                           New York, NY  10001

                                           Bank of New York                                           8.85%
                                           One Wall Street
                                           New York, NY  10286

                                           Charles Schwab & Co., Inc.                                 6.48%
                                           Newport Financial Center
                                           111 Pavonia Avenue East, 3rd Floor
                                           Jersey City, NJ  07310

                                           Morgan Stanley & Co.                                       6.46%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Merrill Lynch Pierce Fenner & Smith Safekeeping            5.77%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

Italy                                      Brown Bros. Harriman & Co.                                20.25%
                                           59 Wall Street
                                           New York, NY  10005

                                           Merrill Lynch Pierce Fenner & Smith Safekeeping           15.52%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           State Street Bank & Trust Company                          7.78%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------
                                           Morgan Stanley & Co.                                       6.57%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

Japan                                      Morgan Stanley & Co.                                       8.21%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Brown Bros. Harriman & Co.                                 7.42%
                                           59 Wall Street
                                           New York, NY  10005

                                           State Street Bank & Trust Company                          7.15%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

                                           Bank of New York                                           7.08%
                                           One Wall Street
                                           New York, NY  10286

                                           Northern Trust                                             6.95%
                                           801 S. Canal Street
                                           Chicago, IL  60607

                                           Swiss American Securities, Inc.                            6.18%
                                           12 E. 49/th/ Street
                                           New York, NY  10017

Malaysia (Free)                            State Street Bank & Trust Company                         28.71%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

                                           Bank of New York                                          15.11%
                                           One Wall Street
                                           New York, NY  10286

                                           Salomon Smith Barney Inc.                                  6.61%
                                           333 West 34/th/ Street, 3/rd/ Floor
                                           New York, NY  10001

                                           Citibank, N.A.                                             5.77%
                                           1410 Westshore Blvd.
                                           Tampa, FL  33607

Mexico (Free)                              Bank of Nova Scotia                                       16.67%
                                           Taxable Account CDS
                                           One Liberty Plaza
                                           New York, NY  10006

                                           State Street Bank & Trust Company                         11.48%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------
                                           Salomon Smith Barney Inc.                                  7.13%
                                           333 West 34/th/ Street, 3/rd/ Floor
                                           New York, NY  10001

                                           Morgan Stanley & Co.                                       5.32%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Schwab (Charles) & Co., Inc.                               5.21%
                                           Newport Financial Center
                                           111 Pavonia Avenue East, 3/rd/ Floor
                                           Jersey City, NJ  07310

Netherlands                                Merrill Lynch Pierce Fenner & Smith Safekeeping           17.95%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           State Street Bank & Trust Company                         13.51%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

                                           Bank of New York                                           9.73%
                                           One Wall Street
                                           New York, NY  10286

                                           Brown Bros. Harriman & Co.                                 9.71%
                                           59 Wall Street
                                           New York, NY  10005

                                           Citibank, N.A.                                             8.08%
                                           1410 Westshore Blvd.
                                           Tampa, FL  33607

Singapore (Free)                           Morgan Stanley & Co.                                      27.69%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Chase Manhattan Bank                                       8.94%
                                           One Chase Manhattan Plaza
                                           New York, NY  10081

                                           Merrill Lynch Pierce Fenner & Smith Safekeeping            5.59%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Salomon Smith Barney Inc.                                  5.45%
                                           333 West 34/th/ Street, 3/rd/ Floor
                                           New York, NY  10001

South Korea                                Boston Safe Deposit & Trust Co.                           39.87%
                                           One Cabot Road
                                           Medford, MA  02155

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------
                                           Brown Bros. Harriman & Co.                                12.41%
                                           59 Wall Street
                                           New York, NY  10005

                                           Merrill Lynch Pierce Fenner & Smith Safekeeping            7.57%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Citibank, N.A.                                             6.23%
                                           1410 Westshore Blvd.
                                           Tampa, FL  33607

                                           Hong Kong Securities Clearing Company, Limited             5.55%
                                           One International Finance Center-12th Floor
                                           1 Harbour View Street
                                           Central Hong Kong

Spain                                      Merrill Lynch Pierce Fenner & Smith Safekeeping           19.07%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Brown Bros. Harriman & Co.                                12.57%
                                           59 Wall Street
                                           New York, NY  10005

                                           Morgan Stanley & Co.                                       9.64%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Citibank, N.A.                                             5.42%
                                           1410 Westshore Blvd.
                                           Tampa, FL  33607

                                           Spear, Leeds & Kellogg                                     5.37%
                                           120 Broadway, 5/th/ Floor
                                           New York, NY  10006

Sweden                                     Merrill Lynch Pierce Fenner & Smith Safekeeping           21.85%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Bank of New York                                           9.16%
                                           One Wall Street
                                           New York, NY  10286

                                           Brown Bros. Harriman & Co.                                 8.19%
                                           59 Wall Street
                                           New York, NY  10005

                                           Spear, Leeds & Kellogg                                     8.04%
                                           120 Broadway, 5/th/ Floor
                                           New York, NY  10006

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------
Switzerland                                Brown Bros. Harriman & Co.                                12.60%
                                           59 Wall Street
                                           New York, NY  10005

                                           Bank of New York                                          12.20%
                                           One Wall Street
                                           New York, NY  10286

                                           State Street Bank & Trust Company                          9.41%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

                                           Merrill Lynch Pierce Fenner & Smith Safekeeping            9.10%
                                           101 Hudson Street
                                           Jersey City, NJ  07302

                                           Citibank, N.A.                                             7.75%
                                           1410 Westshore Blvd.
                                           Tampa, FL  33607

                                           Morgan Stanley & Co.                                       6.67%
                                           One Pierrepont Plaza
                                           Brooklyn, NY  11201

                                           Swiss American Securities, Inc.                            5.63%
                                           12 E. 49/th/ Street
                                           New York, NY  10017

Taiwan                                     Northern Trust Co.                                        36.43%
                                           801 S. Canal Street
                                           Chicago, IL  60607

                                           Citibank, N.A.                                             9.91%
                                           1410 Westshore Blvd.
                                           Tampa, FL  33607

                                           Chase Manhattan Bank                                       8.22%
                                           One Chase Manhattan Plaza
                                           New York, NY  10081

                                           Dresdner Securities (USA) Inc.                             5.89%
                                           75 Wall Street
                                           New York,  NY  1005

                                           Boston Safe Deposit & Trust Co.                            5.88%
                                           One Cabot Road
                                           Medford, MA  02155

                                           Bank of New York                                           5.59%
                                           One Wall Street
                                           New York, NY  10286

                                           State Street Bank & Trust                                  5.52%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

iShares MSCI Index Fund                    Name and Address                                  Percentage of Ownership
-----------------------                    ----------------                                  -----------------------
                                           Brown Bros. Harriman & Co.                                 5.38%
                                           59 Wall Street
                                           New York, NY  10005

United Kingdom                             Bank of New York                                          12.49%
                                           One Wall Street
                                           New York, NY  10286

                                           Citibank, N.A.                                            12.00%
                                           1410 Westshore Blvd.
                                           Tampa, FL  33607

                                           State Street Bank & Trust Company                         10.68%
                                           1776 Heritage Drive
                                           Quincy, MA  02171

                                           Brown Bros. Harriman & Co.                                10.38%
                                           59 Wall Street
                                           New York, NY  10005

The Company does not have information concerning the beneficial ownership of the Index Funds held in the names of such DTC Participants.

       INFORMATION ABOUT THE ADVISOR, ADMINISTRATOR AND TRANSFER AGENT,
                       SUB-ADMINISTRATOR AND DISTRIBUTOR

Barclays Global Fund Advisors serves as the Company's investment advisor. BGFA is located at 45 Fremont Street, San Francisco, California 94105.

PFPC Inc. serves as the Company's administrator and transfer agent. The administrator and transfer agent is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Morgan Stanley & Co. Incorporated serves as the Company's sub-administrator. The sub-administrator is located at 1585 Broadway, New York, New York 10036.

SEI Investments Distribution Co. serves as the Company's distributor. The distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                             SHAREHOLDER PROPOSALS

A shareholder proposal intended to be represented at any meeting of the Company hereafter called must be received by the Company within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. As noted above, it is not anticipated that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                 OTHER MATTERS

No business other than the matters described above is expected to come before the Meeting with respect to the Company. Should any other matter requiring a vote of shareholders arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company, or the Index Fund, as the case may be, except that they will vote Proxies for or against any proposed adjournment of the Meeting as discussed under "Voting Information Quorum" -- above.

Dated:  October 19, 2001

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE OR TO VOTE OVER THE TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 APPENDIX A *
                                 ------------

                              ADVISORY AGREEMENT

AGREEMENT made as of the __th day of _________, 2001 between Barclays Global Fund Advisors, a corporation organized under the laws of the State of California (the "Advisor"), and iShares, Inc., a Maryland corporation (the "Company").

WHEREAS, the Advisor is engaged principally in the business of rendering investment management services and is registered as an investment advisor under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Company engages in the business of an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Company intends to offer shares representing interests in each of the separate portfolios identified on Schedule A hereto (each, a "Fund"); and

WHEREAS, the Company desires to appoint the Advisor to serve as the investment advisor with respect to each Fund; and

WHEREAS, the Company may, from time to time, offer shares representing interests in one or more additional portfolios (each, an "Additional Fund"); and

WHEREAS, the Company may desire to appoint the Advisor as the investment advisor with respect to one or more Additional Fund;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.   APPOINTMENT OF ADVISOR

     a.  Fund. The Company hereby appoints the Advisor to act as investment
         ----
         advisor for the Fund listed on Schedule A for the period and on the terms herein set forth. The Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     b.  Additional Fund. In the event the Company desires to retain the Advisor
         ---------------
         to render investment advisory services hereunder with respect to any Additional Fund, it shall so notify the Advisor in writing, indicating the advisory fee to be payable with respect to the Additional Fund. If the Advisor is willing to render such services for such fee and on the terms provided for herein, it shall so notify the Company in writing, whereupon such Additional Fund shall become a Fund hereunder.

2.   DUTIES OF THE ADVISOR

     The Advisor shall be responsible for the general management of the Company's affairs. The Advisor, at its own expense (subject to the overall supervision and review of the Board of Directors of the Company), shall (i) furnish continuously an investment program for each Fund in compliance with that Fund's investment objective and policies, as set forth in the then-current prospectus and statement
_______________________

* Marked to show changes (other than stylistic changes and changes reflecting the current names of the Index Funds) between the Current Advisory Agreement and the Proposed Advisory Agreement.

     of additional information for such Fund contained in the Company's Registration Statement on Form N-1A, as such prospectus and statement of additional information is amended or supplemented from time to time, (ii) determine what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, (iii) make changes on behalf of the Company in the investments for each Fund and (iv) provide the Company with records concerning the Advisor's activities that the Company is required to maintain and render reports to the Company's officers and Board of Directors concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall furnish to the Company all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Company for each Fund.

3.   ALLOCATION OF EXPENSES

     Subject to Section 4 below, the Company shall be responsible for and pay all expenses for Company operations and activities.

4.   ADVISORY FEE

     For the services to be provided by the Advisor hereunder with respect to each Fund, the Company shall pay to the Advisor an annual gross investment advisory fee equal to the amount set forth on Schedule A attached hereto. [*DELETION:; provided, however, that the fee paid to the Adviser with respect to each Series shall be reduced by the aggregate of such Series' fees and expenses, other than]. [**ADDITION: THE ADVISOR AGREES TO PAY ALL
                                     ------------------------------------------
     EXPENSES INCURRED BY THE COMPANY EXCEPT FOR] (i) expenses of the Fund
     --------------------------------------------
     incurred in connection with the execution of portfolio securities transactions on behalf of such Fund, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense and (vi) the advisory fee payable to the Advisor hereunder [*DELELTION: ; and provided, further, that the Adviser shall reimburse the Company to the extent that the expenses of any Series (other than the expenses set forth in the foregoing proviso) except the amount set forth in Schedule A with respect to such Series.]

     Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 7(b) hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practicable after the last day of each calendar quarter.

     In the case of commencement or termination of this Agreement with respect to any Fund during any calendar quarter, the fee with respect to such Fund for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

5.   PORTFOLIO TRANSACTIONS

     In connection with the management of the investment and reinvestment of the assets of the Company, the Advisor, acting by its own officers, directors or employees, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company. In executing portfolio transactions and selecting brokers or dealers, if any, the Advisor will use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934
     Act) provided to any Fund of the Company. The Advisor may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Company acknowledges that any such research may be useful to the Advisor in connection with other accounts managed by it.

6.   LIABILITY OF ADVISOR

     Neither the Advisor nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Advisor against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

7.   DURATION AND TERMINATION OF THIS AGREEMENT

     a.   Duration.  This Agreement shall become effective with respect to each
          --------
          Fund on the date hereof and, with respect to any Additional Fund, on the date specified in the written notice received by the Company from the Advisor in accordance with paragraph 1(b) hereof that the Advisor is willing to serve as Advisor with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to each Fund and, with respect to each Additional Fund, for [*DELETION: one year] [**ADDITION: TWO YEARS] from the date on which such Fund becomes a fund hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is approved at least annually (i) by either the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940
          Act) of such Fund, and (ii), in either event, by the vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     b.   Amendment. Any amendment to this Agreement shall become effective with
          ---------
          respect to a Fund upon approval of the Advisor and of a majority of Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

     c.   Termination. This Agreement may be terminated with respect to any Fund
          -----------
          at any time, without payment of any penalty, by vote of the Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Advisor, in each case on sixty (60) days' prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange.

     d.   Automatic Termination.  This Agreement shall automatically and
          ---------------------
          immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

     e.   Approval, Amendment or Termination by a Fund.  Any approval, amendment
          --------------------------------------------
          or termination of this Agreement by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

8.   SERVICES NOT EXCLUSIVE

     The services of the Advisor to the Company hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

9.   MISCELLANEOUS

     a.  "iShares" Name.  The Company shall, at the request of the Advisor, stop
          -------------
          all use of the "iShares" name in the event that the Advisor or its affiliates is no longer the Company's investment advisor.

     b.   Notice. Any notice under this Agreement shall be in writing, addressed
          ------
          and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

     c.   Severability. If any provision of this Agreement shall be held or made
          ------------
          invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     d.   Applicable Law.  This Agreement shall be construed in accordance with
          --------------
          and governed by the laws of New York.

     e.   Execution by Counterpart. This Agreement may be executed in any number
          ------------------------
          of counterparts, all of which together shall constitute one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


                                      iSHARES, INC.


                                           By:______________________________
                                                 Name:
                                                 Title:


                                      BARCLAYS GLOBAL FUND ADVISORS


                                           By:_____________________________
                                                 Name:
                                                 Title:

                                  Schedule A

Advisory Fee *for the Category I Funds:
0.59% per annum of the aggregate net assets of the Category I Funds less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I Funds between $7.0 billion and $11.0 billion plus 0.49% per annum of the aggregate net assets of the Category I Funds in excess of $11.0 billion

Category I Funds:

iShares MSCI Australia Index Fund
iShares MSCI Austria Index Fund
iShares MSCI Belgium Index Fund
iShares MSCI Canada Index Fund
iShares MSCI EMU Index Fund
iShares MSCI France Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Italy Index Fund
iShares MSCI Japan Index Fund
iShares MSCI Malaysia Index Fund
iShares MSCI Mexico (Free) Index Fund
iShares MSCI Netherlands Index Fund
iShares MSCI Singapore (Free) Index Fund iShares MSCI Spain Index Fund iShares MSCI Sweden Index Fund iShares MSCI Switzerland Index Fund iShares MSCI United Kingdom Index Fund iShares MSCI USA Index Fund

Advisory Fee *for Category II Funds:
0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2 billion plus 0.69% per annum of the aggregate net assets of the Category II Funds between $2 billion and $4 billion plus 0.64% per annum of the aggregate net assets of the Category II Funds greater than $4 billion

Category II Funds:

iShares MSCI Brazil Index Fund
iShares MSCI Greece Index Fund
iShares MSCI Indonesia Index Fund
iShares MSCI Korea Index Fund
iShares MSCI Portugal Index Fund
iShares MSCI South Africa Index Fund
iShares MSCI Thailand Index Fund
iShares MSCI Taiwan Index Fund
iShares MSCI Turkey Index Fund

Advisory Fee *for Category III Funds:
0.05% per annum of the aggregate net assets of the Category III Funds

Category III Funds

iShares MSCI Pacific Ex-Japan Index Fund

[*DELETION: *Pursuant to Section 4 of this Advisory Agreement, the fee rates for a Series set forth in this Schedule A will be reduced, possibly to zero, by certain expenses of the Series.]

                                  APPENDIX B
                                  ----------

Fees paid and accrued to the Advisor by each Index Fund for the fiscal year ended August 31, 2001:

          iShares Inc. Index Fund                          Fees Paid
          -----------------------                          ---------
iShares MSCI Australia Index Fund                           110,792
iShares MSCI Austria Index Fund                               5,467
iShares MSCI Belgium Index Fund                              10,014
iShares MSCI Brazil (Free) Index Fund                        21,816
iShares MSCI Canada Index Fund                               16,003
iShares MSCI EMU Index Fund                                 118,486
iShares MSCI France Index Fund                              172,989
iShares MSCI Germany Index Fund                             399,227
iShares MSCI Hong Kong Index Fund                           150,301
iShares MSCI Italy Index Fund                                83,658
iShares MSCI Japan Index Fund                             1,973,473
iShares MSCI Malaysia (Free) Index Fund                     174,979
iShares MSCI Mexico (Free) Index Fund                        36,844
iShares MSCI Netherlands Index Fund                          65,589
iShares MSCI Singapore (Free) Index Fund                    149,055
iShares MSCI South Korea Index Fund                          34,343
iShares MSCI Spain Index Fund                                62,534
iShares MSCI Sweden Index Fund                               18,562
iShares MSCI Switzerland Index Fund                          70,856
iShares MSCI Taiwan Index Fund                              180,363
iShares MSCI United Kingdom Index Fund                      425,264

                          VOTE THIS PROXY CARD TODAY!
--------------------------------------------------------------------------------
                                 iSHARES, INC.
                          WILMINGTON, DELAWARE 19809

This proxy is solicited by the Board of Directors of iShares, Inc. (the "Company") for use at a special meeting of shareholders of the Company to be held on December 19, 2001 at 1:00 p.m. (Eastern Time) in the offices of the Company's administrator, accounting agent and transfer agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Please fold and detach card at perforation before mailing.
 ................................................................................


iSHARES MSCI [NAME] INDEX FUND OF iSHARES, INC.
The undersigned hereby appoints R. Sheldon Johnson and John P. Falco, and each of them, attorneys and proxies of the undersigned each with the power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the iShares [NAME] MSCI Index Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE PROXY STATEMENT DATED OCTOBER 15, 2001.


                                                                      /    /2001
--------------------------------------------------------------------------------
Signature                    Title (if applicable)                    Date

                                                                      /    /2001
--------------------------------------------------------------------------------
Signature                    Title (if applicable)                    Date

Please sign above exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

Please fold and detach card at perforation before mailing.
 ................................................................................

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OR BLACK INK. DO NOT USE RED INK OR PENCIL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal.

PROPOSALS                                                          FOR        AGAINST        ABSTAIN         SHARES VOTED
---------                                                          ---        -------        -------         ------------
1.  Election of Directors                                          [_]          [_]            [_]            ______________
          a)  Nathan Most                                          [_]          [_]            [_]            ______________
          b)  John B. Carroll                                      [_]          [_]            [_]            ______________
          c)  Garrett F. Bouton                                    [_]          [_]            [_]            ______________
          d)  W. Allen Reed                                        [_]          [_]            [_]            ______________
          e)  Richard K Lyons                                      [_]          [_]            [_]            ______________
          f)  George G.C. Parker                                   [_]          [_]            [_]            ______________
2.  To approve a new advisory agreement with Barclays              [_]          [_]            [_]            ______________
    Global Fund Advisors;
3.  To approve a change to the Company's fundamental
    investment policy to permit each Index Fund to invest
    25% or more of its total assets in a single issuer;            [_]          [_]            [_]            ______________
4.  To approve a change to the Company's fundamental
    investment policy with respect to industry concentration;      [_]          [_]            [_]            ______________
5.  To approve a change of the iShares MSCI Japan Index
    Fund from diversified to non-diversified (holders of
    the iShares Japan Index Fund only);                            [_]          [_]            [_]            ______________
6.  To approve a change of the iShares MSCI United
    Kingdom Index Fund from diversified to non-diversified
    (holders of the iShares United Kingdom Index Fund only).       [_]          [_]            [_]            ______________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.